UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2022

Cornerstone Building Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5020 Weston Parkway, Suite 400, Cary NC	27513
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 419-0042

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock $0.01 par value per share	CNR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 24, 2022, Cornerstone Building Brands, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger, dated as of March 5, 2022 (the “Merger Agreement”), by and among the Company, Camelot Return Intermediate Holdings, LLC (“Parent”) and Camelot Return Merger Sub, Inc. (“Merger Sub”). Parent and Merger Sub are subsidiaries of investment funds managed by Clayton, Dubilier & Rice, LLC (“CD&R”). On the terms and subject to the conditions set forth in the Merger Agreement, among other things, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a subsidiary of Parent. As a result of the Merger, the Company will cease to be a publicly traded company, and investment funds managed by CD&R will become the indirect owner of all of the Company’s outstanding shares of common stock that it does not already own.

As of May 16, 2022, the record date for the Special Meeting, there were 127,354,001 shares of the Company’s common stock, par value $0.01 per share, outstanding, each of which was entitled to one vote on each proposal at the Special Meeting. A total of 102,438,188 shares of Company common stock, representing approximately 80% of the outstanding shares of Company common stock entitled to vote, were present virtually or represented by proxy at the Special Meeting, constituting a quorum to conduct business.

At the Special Meeting, the following proposals were considered:

1.	Merger Agreement Proposal. A proposal to adopt the Merger Agreement, pursuant to which, among other things, Merger Sub will merge with and into the Company, with the Company surviving the Merger as a subsidiary of Parent.

2.	Adjournment Proposal. One or more proposals to adjourn the Special Meeting to a later date or dates if necessary or appropriate, including adjournment to solicit additional proxies if there were insufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal.

3.	Merger-Related Compensation Proposal. A proposal to approve, by nonbinding, advisory vote, certain compensation arrangements for the Company’s named executive officers in connection with the Merger.

Each proposal is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on May 24, 2022 and first mailed to the Company’s stockholders on May 24, 2022 (the "Proxy Statement").

Each of the three proposals was approved by the requisite vote of the Company’s stockholders. In addition to receiving the approval of the stockholders representing the majority of the aggregate voting power of the outstanding shares of Company common stock entitled to vote on the Merger Agreement Proposal at the Special Meeting, the Merger Agreement Proposal was approved by the affirmative vote of the stockholders representing a majority of the aggregate voting power of the outstanding shares of Company common stock entitled to vote on the Merger Agreement Proposal at the Special Meeting owned by stockholders other than CD&R, certain investment funds managed by CD&R and other affiliates of CD&R that hold shares of Company common stock (the “affiliated shares”).

The final voting results for each proposal are described below.

(1) Merger Agreement Proposal:

For	Against	Abstain
100,620,612	1,763,595	53,981

Merger Agreement Proposal, excluding the affiliated shares:

For	Against	Abstain
38,438,594	1,763,595	53,981

(2) Adjournment Proposal:

For	Against	Abstain
98,608,394	3,765,477	64,317

(3) Merger-Related Compensation Proposal:

For	Against	Abstain
97,400,359	2,338,840	2,698,989

Because the Merger Agreement Proposal was approved by the requisite vote, no adjournment to solicit additional proxies was necessary.

Item 7.01. Regulation FD Disclosure.

As previously disclosed in the Proxy Statement, the terms of the debt commitment letters obtained by Camelot Return Holdings, LLC (“Holdings”) and Merger Sub include the ability to reallocate the debt financing commitments between the bridge facilities under the debt commitment letters. On June 23, 2022, Holdings and Merger Sub elected to reallocate all of the bridge facility commitments under the debt commitment letter with Holdings to become additional bridge facility commitments under the debt commitment letter with Merger Sub, such that Merger Sub currently has all $1,675 million of the debt financing commitments.

The information in this Item 7.01 is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except in the event that the Company expressly states that such information is to be considered filed under the Exchange Act or incorporates it by specific reference in such filing.

Item 8.01. Other Events.

As previously disclosed on April 10, 2022, the Company entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with BlueScope Steel North America Corporation, a Delaware corporation (“BlueScope”) and a subsidiary of BlueScope Steel Limited, to sell the Company’s metal coil coatings business to BlueScope for an aggregate purchase price of $500 million in cash, subject to certain customary adjustments (the “Coil Coatings Divestiture”).

Under the terms of the Purchase Agreement, the consummation of the Coil Coatings Divestiture is subject to certain customary closing conditions, including the expiration or earlier termination of the waiting period (and any extension thereof) applicable to the consummation of the Coil Coatings Divestiture under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). Effective as of 11:59 p.m. Eastern Time on June 23, 2022, the waiting period under the HSR Act expired with respect to the Coil Coatings Divestiture. The Coil Coatings Divestiture is now expected to close by the end of the second quarter of 2022, subject to customary closing conditions.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes forward-looking statements within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements about the potential benefits of the proposed acquisition, anticipated growth rates, the Company’s plans, objectives, expectations, and the anticipated timing of the closing of the Merger and the Coil Coatings Divestiture. When used in this communication, the words “believes,” “estimates,” “plans,” “expects,” “should,” “could,” “outlook,” “potential,” “forecast,” “target” and “anticipates” and similar expressions as they relate to the Company or its management are intended to identify forward-looking statements. Forward-looking statements are based on a number of assumptions about future events and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs, projections and estimates expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on March 1, 2022 (as amended by Amendment No. 1 on Form 10-K/A, filed with the SEC on May 2, 2022), the Company’s Quarterly Report on Form 10-Q for the period ended April 2, 2022, filed with the SEC on May 3, 2022 and the following: (1) the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the Coil Coatings Divestiture that could reduce the anticipated benefits of or cause the parties to abandon the Coil Coatings Divestiture; (2) risks related to the satisfaction of the conditions to closing of the Merger or the Coil Coatings Divestiture in the anticipated timeframe or at all; (3) the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company’s common stock; (4) disruption from the Merger making it more difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with the Company’s customers, vendors and others with whom it does business; (5) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the Merger or the Purchase Agreement entered into in connection with the Coil Coatings Divestiture; (6) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the Merger and the Coil Coatings Divestiture; (7) significant transaction costs; (8) the risk of litigation and/or regulatory actions related to the Merger or unfavorable results from currently pending litigation and proceedings or litigation and proceedings that could arise in the future; (9) other business effects, including the effects of industry, market, economic, political or regulatory conditions; (10) the ability to meet expectations regarding the timing and completion of the Merger or the Coil Coatings Divestiture; (11) information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity, malware or ransomware attacks; and (12) changes resulting from the COVID-19 pandemic, which could exacerbate any of the risks described above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORNERSTONE BUILDING BRANDS, INC.

By:	/s/ Alena S. Brenner
Name: Alena S. Brenner
Title: Executive Vice President, General Counsel and Corporate Secretary

Date: June 24, 2022

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